Exhibit 10.2

PRIVATE PLACEMENT PURCHASE AGREEMENT

                              (the “Undersigned”), for itself and on behalf of the beneficial owners listed on Exhibit A hereto (“Accounts”) for whom the Undersigned holds contractual and investment authority (each Account, as well as the Undersigned if it is acquiring Purchased Notes (as defined below) hereunder, a “Purchaser”), enters into this Private Placement Purchase Agreement (the “Agreement”) with AmTrust Financial Services, Inc., a Delaware corporation (the “Company”), on December     , 2014 whereby the Purchaser will purchase (the “Purchase”) the Company’s 2.75% Convertible Senior Notes due 2044 (the “Notes”) that will be issued pursuant to the provisions of an Indenture dated as of December 21, 2011 as supplemented by the Fourth Supplemental Indenture thereto dated as of December     , 2014 (the “Indenture”) in the form of Exhibit B hereto by and between the Company and The Bank of New York Mellon Trust Company, N.A., as trustee (the “Trustee”).

On and subject to the terms hereof, the parties hereto agree as follows:

Article I: Purchase of Notes

Subject to the terms set forth in this Agreement, at the Closing (as defined herein), the Undersigned hereby agrees to cause the Purchasers to purchase from the Company, and the Company hereby agrees to issue and sell to the Purchasers, the principal amount of the Notes described below for the cash purchase price specified below:

Principal Amount of Notes to be Purchased: $                                     (the “Purchased Notes”).

Purchase Price:             % of the principal amount of the Purchased Notes ($                    )            (the “Purchase Price”).

The closing of the Purchase (the “Closing”) shall occur on a date (the “Closing Date”), which the parties intend to be December 15, 2014. At the Closing, (a) each Purchaser shall deliver or cause to be delivered to the Company the Purchase Price specified on Exhibit A hereto and (b) the Company shall issue to each Purchaser the principal amount of Purchased Notes specified on Exhibit A hereto (or, if there are no Accounts, the Undersigned, as the sole Purchaser, shall deliver to the Company the Purchase Price and the Company shall deliver to the Undersigned the Purchased Notes); provided, however, that the parties acknowledge that the delivery of the Purchased Notes to the Purchaser may be delayed due to procedures and mechanics within the system of the Depository Trust Company or the NASDAQ Global Select Market (“NASDAQ”) (including the procedures and mechanics regarding the listing of the Conversion Shares (as defined below) on such exchange), or other events beyond the Company’s control and that such delay will not be a default under this Agreement so long as (i) the Company is using its reasonable best efforts to effect the issuance of one or more global notes representing the Purchased Notes, (ii) such delay is no longer than five business days, and (iii) interest shall accrue on such Purchased Notes from December 15, 2014. Simultaneously with or after the Closing, the Company may issue Notes to one or more other investors, subject to the terms of the Indenture. Lazard Frères & Co. LLC (“Lazard”) shall provide instructions to the Undersigned for settlement of the Purchase. The delivery of the Purchased Notes will be effected via DWAC. The Company’s wiring instructions for delivery of the principal amount of Purchased Notes and DWAC settlement instructions will be provided by Lazard post-pricing.

Article II: Covenants, Representations and Warranties of the Purchasers

The Undersigned hereby covenants as follows, and makes the following representations and warranties on its own behalf and, where specified below, on behalf of each Account, each of which is and shall be true and correct on the date hereof and at the Closing, to the Company and Lazard, and all such covenants, representations and warranties shall survive the Closing.

Section 2.1 Power and Authorization. Each of the Undersigned and the Purchaser is duly organized, validly existing and in good standing under the laws of its jurisdiction of formation, and the Undersigned has the power, authority and capacity to execute and deliver this Agreement, to perform its obligations hereunder, and to consummate the Purchase contemplated hereby, in each case on behalf of each Account. If the Undersigned is executing this Agreement on behalf of Accounts, (a) the Undersigned has all requisite discretionary and contractual authority to enter into this Agreement on behalf of, and bind, each Account, and (b) Exhibit A hereto is a true, correct and complete list of (i) the name of each Account and (ii) the principal amount of Purchased Notes to be issued to such Account.

Section 2.2 Valid and Enforceable Agreement; No Violations. This Agreement has been duly executed and delivered by the Undersigned and constitutes a valid and legally binding obligation of the Undersigned and each Purchaser, enforceable against the Undersigned and each such Purchaser in accordance with its terms, except that such enforcement may be subject to (a) bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or other similar laws affecting or relating to enforcement of creditors’ rights generally, and (b) general principles of equity, whether such enforceability is considered in a proceeding at law or in equity (the “Enforceability Exceptions”). This Agreement and consummation of the Purchase will not violate, conflict with or result in a breach of or default under (i) the Undersigned’s or such Purchaser’s organizational documents, (ii) any agreement or instrument to which the Undersigned or such Purchaser is a party or by which the Undersigned or such Purchaser or any of their respective assets are bound, or (iii) any laws, regulations or governmental or judicial decrees, injunctions or orders applicable to the Undersigned or such Purchaser.

Section 2.3 Accredited Investor. Each Purchaser is (i) an “accredited investor” within the meaning of Rule 501 of Regulation D promulgated under the Securities Act of 1933, as amended (the “Securities Act”), or (ii) a “qualified institutional buyer” within the meaning of Rule 144A promulgated under the Securities Act.

Section 2.4 No Affiliates. No Account is, and has not been during the consecutive three month period preceding the date hereof, a director, officer or “affiliate” within the meaning of Rule 144 promulgated under the Securities Act (an “Affiliate”) of the Company.

Section 2.5 Restricted Notes and Stock. Each Purchaser (a) acknowledges that the issuance of the Purchased Notes pursuant to the Purchase and the issuance of any shares of Company’s common stock, par value $0.01 per share (the “Common Stock”), upon conversion of any of the Purchased Notes (the “Conversion Shares”) have not been registered or qualified under the Securities Act or any state securities laws, and the Purchased Notes and Conversion Shares are being offered and sold in reliance upon exemptions provided in the Securities Act and state securities laws for transactions not involving any public offering and, therefore, cannot be sold, transferred, offered for sale, pledged, hypothecated or otherwise disposed of unless they are subsequently registered and qualified under the Securities Act and applicable state laws or unless an exemption from such registration and qualification is available, and that evidence of the Purchased Notes and Conversion Shares will bear a legend to such effect, and (b) is purchasing the Purchased Notes and Conversion Shares for investment purposes only for the account of such Purchaser and not with any view toward a distribution thereof or with any intention of selling, distributing or otherwise disposing of the Purchased Notes or Conversion Shares in a manner that would violate the registration requirements of the Securities Act. The Undersigned and each Purchaser confirms to the Company and Lazard that it has such knowledge and experience in business matters that the Undersigned and each such Purchser is capable of evaluating the merits and risks of an investment in the Purchased Notes or the Conversion Shares and of making an informed investment decision and understands that (x) this investment is suitable only for an investor which is able to bear the economic consequences of losing its entire investment and (y) the purchase of the Purchased Notes or the

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Conversion Shares by the Undersigned and each Purchaser is a speculative investment which involves a high degree of risk of loss of the entire investment.

Section 2.6 No Illegal Transactions. Each of the Undersigned and each Purchaser has not, directly or indirectly, and no person acting on behalf of or pursuant to any understanding with it has, disclosed to a third party any information regarding the Purchase nor engaged in any transactions in the securities of the Company (including, without limitation, any Short Sales (as defined below) involving any of the Company’s securities) since the time that the Undersigned was first contacted by either the Company, Lazard or any other person regarding the Purchase, this Agreement or an investment in the Purchased Notes or the Company. Each of the Undersigned and such Purchaser covenants that neither it nor any person acting on its behalf or pursuant to any understanding with it will disclose to a third party any information regarding the Purchase or engage, directly or indirectly, in any transactions in the securities of the Company (including Short Sales) prior to the time the transactions contemplated by this Agreement are publicly disclosed by the Company. “Short Sales” include, without limitation, all “short sales” as defined in Rule 200 of Regulation SHO promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and all types of direct and indirect stock pledges, forward sale contracts, options, puts, calls, short sales, swaps, derivatives and similar arrangements (including on a total return basis), and sales and other transactions through non-U.S. broker-dealers or foreign regulated brokers. Solely for purposes of this Section 2.6, subject to the Undersigned’s and such Purchaser’s compliance with their respective obligations under the U.S. federal securities laws and the Undersigned’s and such Purchaser’s respective internal policies, (a) “Undersigned” and “Purchaser” shall not be deemed to include any employees, subsidiaries, desks, groups or affiliates of the Undersigned or such Purchaser that are effectively walled off by appropriate “Chinese Wall” information barriers approved by the Undersigned’s or the Purchaser’s respective legal or compliance department (and thus such walled off parties have not been privy to any information concerning the Purchase), and (b) the foregoing representations and covenants of this Section 2.6 shall not apply to any transaction by or on behalf of an Account, desk or group that was effected without the advice or participation of, or such Account’s, desk’s or group’s receipt of information regarding the Purchase provided by, the Undersigned.

Section 2.7 Adequate Information; No Reliance. The Undersigned acknowledges and agrees on behalf of itself and each Purchaser that (a) the Undersigned has been furnished with all materials it considers relevant to making an investment decision to enter into the Purchase and has had the opportunity to review the Company’s filings and submissions with the Securities and Exchange Commission (the “SEC”), including, without limitation, all information filed or furnished pursuant to the Exchange Act, (b) the Undersigned has had a full opportunity to ask questions of the Company concerning the Company, its business, operations, financial performance, financial condition and prospects, and the terms and conditions of the Purchase, (c) the Undersigned has had the opportunity to consult with its accounting, tax, financial and legal advisors to be able to evaluate the risks involved in the Purchase and to make an informed investment decision with respect to such Purchase, (d) neither the Company nor Lazard is acting as a fiduciary or financial or investment adviser to the Undersigned or such Purchaser, and (e) neither the Undersigned nor such Purchaser is relying, and none of them has relied, upon any statement, advice (whether accounting, tax, financial, legal or other), representation or warranty made by the Company or any of its affiliates or representatives including, without limitation, Lazard, except for (A) the publicly available filings and submissions made by the Company with the SEC under the Exchange Act and (B) the representations and warranties made by the Company in this Agreement.

Section 2.8 No Public Market. Each Purchaser understands that no public market exists for the Purchased Notes, and that there is no assurance that a public market will ever develop for the Purchased Notes.

Section 2.9 Information Provided. The information provided by each Purchaser in the selling securityholder questionnaire in the form of Exhibit C hereto (the “Selling Securityholder Questionnaire”) will not, as of its date, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. The Undersigned and each Purchaser acknowledge and agree that if the Undersigned has not delivered a completed Selling Securityholder

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Questionnaire to the Company on the date hereof, then such Purchaser will not be included in the Registration Statement until after the Closing, and the inclusion of the Purchaser(s) in the Registration Statement shall not be a condition to Closing. Each Purchaser agrees that it shall not be entitled to sell any of such Registrable Securities (as defined below) pursuant to the Registration Statement or to receive a Prospectus relating thereto, unless such Purchaser has furnished the Company with a properly completed Selling Securityholder Questionnaire and the information set forth in the next sentence. Each Purchaser agrees promptly to furnish to the Company all information required to be disclosed in order to make the information previously furnished to the Company by such Purchaser not misleading and any other information regarding such Purchaser and the distribution of the Registrable Securities as may be required to be disclosed in the Registration Statement under applicable law or pursuant to comments of the SEC. Each Purchaser further agrees not to sell any Registrable Securities pursuant to the Registration Statement without delivering, or causing to be delivered, a prospectus to the purchaser thereof and to notify the Company, within 10 business days of a request by the Company, of the amount and/or number of Registrable Securities sold pursuant to the Registration Statement and, in the absence of a response, the Company may assume that all of the Purchaser’s Registrable Securities were so sold. Each Purchaser agrees that upon receipt of any Deferral Notice (as defined in the Indenture) from the Company, such Purchaser shall forthwith discontinue (and cause any placement or sales agent or underwriters acting on their behalf to discontinue) the disposition of Registrable Securities pursuant to the Registration Statement until such Purchaser (i) shall have received copies of such amended or supplemented prospectus or (ii) shall have received notice from the Company that the disposition of Registrable Securities pursuant to the Registration Statement may continue. Each Purchaser acknowledges that in no event will any distribution of Registrable Securities take the form of an underwritten offering of the Registrable Securities without the prior written agreement of the Company.

Article III: Covenants, Representations and Warranties of the Company

The Company hereby covenants as follows, and makes the following representations and warranties, each of which is and shall be true and correct on the date hereof and at the Closing, to the Purchasers and Lazard, and all such covenants, representations and warranties shall survive the Closing.

Section 3.1 Power and Authorization. The Company is duly incorporated, validly existing and in good standing under the laws of its state of incorporation, and has the power, authority and capacity to execute and deliver this Agreement and the Indenture, to perform its obligations hereunder and thereunder, and to consummate the Purchase contemplated hereby.

Section 3.2 Valid and Enforceable Agreements; No Violations. This Agreement has been duly executed and delivered by the Company and constitutes a valid and legally binding obligation of the Company, enforceable against the Company in accordance with its terms, except that such enforcement may be subject to the Enforceability Exceptions. At the Closing, the Indenture, substantially in the form of Exhibit B hereto, will have been duly executed and delivered by the Company and will govern the terms of the Notes, and the Indenture will constitute a valid and legally binding obligation of the Company, enforceable against the Company in accordance with its terms, except that such enforcement may be subject to the Enforceability Exceptions. This Agreement, the Indenture and consummation of the Purchase will not violate, conflict with or result in a breach of or default under (i) the charter, bylaws or other organizational documents of the Company, (ii) any material agreement or instrument to which the Company is a party or by which the Company or any of its assets are bound, or (iii) any laws, regulations or governmental or judicial decrees, injunctions or orders applicable to the Company except where such violations or conflicts would not affect the Company’s business or its ability to consummate the transactions contemplated hereby in any material respect.

Section 3.3 Validity of the Purchased Notes. The Purchased Notes have been duly authorized by the Company and, when executed and authenticated in accordance with the provisions of the Indenture and delivered to the Purchaser pursuant to the Purchase against delivery of the Purchase Price in accordance with the terms of this Agreement, the Purchased Notes will be valid and legally binding obligations of the Company, enforceable in accordance with their terms, except that such enforcement may be subject to the Enforceability

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Exceptions, and the Purchased Notes will not be subject to any preemptive, participation, rights of first refusal or other similar rights. Assuming the accuracy of each Purchaser’s representations and warranties hereunder, the Purchased Notes (a) will be issued in the Purchase exempt from the registration requirements of the Securities Act pursuant to Section 4(2) of the Securities Act and Rule 506 of Regulation D, and (b) will be issued in compliance with all applicable state and federal laws concerning the issuance of the Purchased Notes.

Section 3.4 Validity of Common Stock. The Purchased Notes have a conversion feature whereby the Purchased Notes may be convertible into the Conversion Shares in accordance with the terms of the Indenture. The Conversion Shares have been duly authorized and reserved by the Company for issuance upon conversion of the Purchased Notes and, when issued upon conversion of the Purchased Notes in accordance with the terms of the Purchased Notes and the Indenture, will be validly issued, fully paid and non-assessable, and the issuance of the Conversion Shares will not be subject to any preemptive, participation, rights of first refusal or other similar rights.

Section 3.5 Listing Approval. At the Closing, the Conversion Shares shall be approved for listing on NASDAQ.

Section 3.6 Disclosure. On or before the first business day following the date of this Agreement, the Company shall issue a publicly available press release or file with the SEC a Current Report on Form 8-K disclosing all material terms of the Purchase and other non-public material matters, if any, that have been disclosed to the Undersigned by the Company or Lazard in connection with the Purchase (to the extent not previously publicly disclosed).

Section 3.7 Registration Statement. Prior to the Closing, provided that the Undersigned has provided a completed Selling Securityholder Questionnaire to the Company as of the date hereof with respect to the Purchasers, the Company shall have filed a registration statement on Form S-3 (the “Registration Statement”) with the SEC with respect to the resale by the Purchasers of the Notes and the Conversion Shares purchased hereby (the “Registrable Securities”) and such Registration Statement shall be effective. The Registration Statement will not, as of the date of it becomes effective, and as of the date of any amendment or supplement thereto, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

Article IV: Miscellaneous

Section 4.1 Entire Agreement. This Agreement and any documents and agreements executed in connection with the Purchase embody the entire agreement and understanding of the parties hereto with respect to the subject matter hereof and supersede all prior and contemporaneous oral or written agreements, representations, warranties, contracts, correspondence, conversations, memoranda and understandings between or among the parties or any of their agents, representatives or affiliates relative to such subject matter, including, without limitation, any term sheets, emails or draft documents.

Section 4.2 Construction. References in the singular shall include the plural, and vice versa, unless the context otherwise requires. References in the masculine shall include the feminine and neuter, and vice versa, unless the context otherwise requires. Headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meanings of the provisions hereof. Neither party, nor its respective counsel, shall be deemed the drafter of this Agreement for purposes of construing the provisions of this Agreement, and all language in all parts of this Agreement shall be construed in accordance with its fair meaning, and not strictly for or against either party.

Section 4.3 Governing Law. This Agreement shall in all respects be construed in accordance with and governed by the substantive laws of the State of New York, without reference to its choice of law rules.

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Section 4.4 Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument. Any counterpart or other signature hereon delivered by facsimile or any standard form of telecommunication or e-mail shall be deemed for all purposes as constituting good and valid execution and delivery of this Agreement by such party.

Section 4.5 Third Party Beneficiaries. This Agreement is also intended for the immediate benefit of Lazard. Lazard may rely on the provisions of this Agreement, including, but not limited to, the respective covenants, representations and warranties of the Undersigned, each Purchaser and the Company.

[Signature Page Follows]

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IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed as of the date first above written.

“UNDERSIGNED”:	“COMPANY”:

AMTRUST FINANCIAL SERVICES, INC.
(in its capacities described in the first paragraph hereof)

By:	By:

Name:	Name:

Title:	Title:

Signature Page to Purchase Agreement

AmTrust Financial Services, Inc. 2.75% Convertible Senior Notes due 2044

EXHIBIT A

Purchasing Beneficial Owners

Name of Beneficial Owner	Principal Amount of Purchased Notes	Purchase Price of Purchased Notes

EXHIBIT B

Form of Indenture

EXHIBIT C

Form of Selling Securityholder Notice and Questionnaire

The undersigned beneficial holder of 2.75% Convertible Senior Notes due 2044 (the “Notes”) that will be issued pursuant to the provisions of an Indenture dated as of December 21, 2011, as supplemented by the Fourth Supplemental Indenture thereto dated as of December        , 2014 (the “Indenture”) of AmTrust Financial Services, Inc. (the “Company”) or common shares (the “Common Stock” and, together with the Notes, the “Registrable Securities”), of the Company issuable upon conversion of the Notes understands that the Company has filed or intends to file with the Securities and Exchange Commission (the “SEC”) a registration statement on Form S-3 (the “Registration Statement”) for the registration and resale under Rule 415 of the Securities Act of 1933, as amended (the “Securities Act”), of the Registrable Securities in accordance with the terms of the Indenture.

In order to sell or otherwise dispose of any Registrable Securities pursuant to the Registration Statement, a beneficial owner of Registrable Securities generally will be required to be named as a selling securityholder in the related prospectus, deliver a prospectus to purchasers of Registrable Securities and be bound by those provisions of the Indenture and the purchase agreement by and between the purchaser and the Company dated as of December        , 2014 (the “Purchase Agreement”) with respect to the Notes. Beneficial owners that do not complete this Notice and Questionnaire and deliver it to the Company as provided below will not be named as selling securityholders in the prospectus and therefore will not be permitted to sell any Registrable Securities pursuant to the Registration Statement. Beneficial owners are encouraged to complete and deliver this Notice and Questionnaire as of the date of the Purchase Agreement.

Certain legal consequences arise from being named as a selling securityholder in the Registration Statement and the related prospectus. Accordingly, holders and beneficial owners of Registrable Securities are advised to consult their own securities law counsel regarding the consequences of being named or not being named as a selling securityholder in the Registration Statement and the related prospectus.

NOTICE

The undersigned beneficial owner (the “Selling Securityholder”) of Registrable Securities hereby gives notice to the Company of its intention to sell or otherwise dispose of Registrable Securities beneficially owned by it and listed below in Item (3) (unless otherwise specified under Item (3)) pursuant to the Registration Statement. The undersigned, by signing and returning this Notice and Questionnaire, understands that it will be bound by the terms and conditions of this Notice and Questionnaire, the Indenture and the Purchase Agreement.

QUESTIONNAIRE

The undersigned hereby provides the following information to the Company and represents and warrants that such information is accurate and complete:

(1)	(a	)	Full Legal Name of Selling Securityholder:

(b)	Full Legal Name of Registered Holder (if not the same as (a) above) through which Registrable Securities listed in Item (3) below are held:

(c)	Full Legal Name of DTC Participant (if applicable and if not the same as (b) above) through which Registrable Securities listed in Item (3) below are held:

(d)	If Selling Securityholder not a wholly-owned subsidiary of a company that is required to file periodic and other reports (e.g., Form 10-K, 10-Q, 8-K) with the SEC pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (including a registered investment fund under the Investment Advisers Act of 1940), please provide, as indicated below, the name(s) and address(es) of the natural person or persons that have voting and investment control over the Registrable Securities, indicating in each case whether sole or shared:

Name(s)	Type of Company Securities	Number of Securities Over Which Such Person(s) Have:
		Sole Voting Control	Sole Investment Control	Shared Voting Control	Shared Investment Control

(2)	Address for Notices to Selling Securityholder:

Telephone (including area code):

Fax (including area code):

Contact Person:

(3)	Beneficial Ownership of Securities:

(a) Type and Principal Amount/Number of Registrable Securities beneficially owned:

(b) Confirm the number of Registrable Securities you wish to include in the Registration Statement

(4)	Beneficial Ownership of Other Securities of the Company Owned by the Selling Securityholder:

Except as set forth below in this Item (4), the undersigned is not the beneficial or registered owner of any securities of the Company other than the Registrable Securities listed above in Item (3).

(a) Type and Amount of Other Securities beneficially owned by the Selling Securityholder:

(b) CUSIP No(s). of such Other Securities beneficially owned:

(5)	Relationship with the Company:

Except as set forth below, neither the undersigned nor any of its affiliates, officers, directors or principal equity holders (5% or more) has held any position or office or has had any other material relationship with the Company (or its predecessors or affiliates) during the past three years.

State any exceptions here:

(6)	Is the Selling Securityholder a registered broker-dealer?

Yes  ☐

No    ☐

If “Yes”, please answer subsection (a) and subsection (b):

(a)    Did the Selling Securityholder acquire the Registrable Securities as compensation for underwriting/broker-dealer activities to the Company?

Yes  ☐

No    ☐

(b)    If you answered “No” to question 6(a), please explain your reason for acquiring the Registrable Securities:

Note: If the answer to 7(b) is “no,” SEC guidance has indicated that the Selling Securityholder should be identified as an underwriter in the Registration Statement

(7)	Is the Selling Securityholder an affiliate of a registered broker-dealer?

Yes	☐

No	☐

If “Yes”, please identify the registered broker-dealer(s), describe the nature of the affiliation(s) and answer subsection (a) and subsection (b):

(a)	Did the Selling Securityholder purchase the Registrable Securities in the ordinary course of business (if no, please explain)?

Yes	☐

No	☐ Explain:

(b)	Did the Selling Securityholder have an agreement or understanding, directly or indirectly, with any person to distribute the Registrable Securities at the same time the Registrable Securities were originally purchased (if yes, please explain)?

Yes	☐ Explain:

No	☐

Note: If the answer to 7(a) or (b) is “no,” SEC guidance has indicated that the Selling Securityholder should be identified as an underwriter in the Registration Statement.

(8)	Plan of Distribution:

Except as set forth below, the undersigned Selling Securityholder (including its donees and pledgees) intends to distribute the Registrable Securities listed above in Item (3) pursuant to the Registration Statement only as follows (if at all): Such Registrable Securities may be sold from time to time directly by the undersigned Selling Securityholder or, alternatively through underwriters, broker-dealers or agents. If the Registrable Securities are sold through underwriters or broker-dealers, the Selling Securityholders will be responsible for underwriting discounts or commissions or agent commissions. Such Registrable Securities may be sold in one or more transactions at fixed prices, at prevailing market prices at the time of sale, at varying prices determined at the time of sale, or at negotiated prices. Such sales may be effected in transactions (which may involve cross or block transactions) (i) on any national securities exchange or quotation service on which the Registrable Securities may be listed or quoted at the time of sale, (ii) in the over-the-counter market, (iii) in transactions otherwise than on such exchanges or services or in the over-the-counter market, or (iv) through the writing of options. In connection with sales of the Registrable Securities or otherwise, the undersigned Selling Securityholder may enter into hedging transactions with broker-dealers, which may in turn engage in short sales of the Registrable Securities in the course of hedging positions they assume. The undersigned Selling Securityholder may also sell Registrable Securities short and deliver Registrable Securities to close out short positions, or loan or pledge Registrable Securities to broker-dealers that in turn may sell such securities.

State any exceptions here:

Note:    In no event will such method(s) of distribution take the form of an underwritten offering of the Registrable Securities without the prior agreement of the Company.

The undersigned Selling Securityholder acknowledges that it understands its obligations to comply with the provisions of the Securities Exchange Act of 1934, as amended, and the rules thereunder relating to stock manipulation, particularly Regulation M thereunder (or any successor rules or regulations), in connection with any offering of Registrable Securities pursuant to the Registration Rights Agreement. The undersigned agrees that neither it nor any person acting on its behalf will engage in any transaction in violation of such provisions.

All notices to the beneficial owner hereunder and pursuant to the Indenture shall be made in writing to the undersigned at the address set forth in Item 2 of this Notice and Questionnaire.

In the event the undersigned transfers all or any portion of the Registrable Securities listed in Item (3) above after the date on which such information is provided to the Company other than pursuant to the Registration Statement, the undersigned agrees to notify the transferee(s) at the time of the transfer of its rights and obligations under this Notice and Questionnaire and the Indenture.

By signing below, the undersigned consents to the disclosure of the information contained herein in its answers to Items (1) through (8) above and the inclusion of such information in the Registration Statement and the related prospectus. The undersigned understands that such information will be relied upon by the Company in connection with the preparation or amendment of the Registration Statement and the related prospectus.

Once this Notice and Questionnaire is executed by the undersigned and received by the Company, the terms of this Notice and Questionnaire, and the representations, warranties and agreements contained herein, shall be binding on, shall inure to the benefit of and shall be enforceable by the respective successors, heirs, personal representatives, and assigns of the Company and the undersigned with respect to the Registrable Securities beneficially owned by the undersigned and listed in Item (3) above. This Notice and Questionnaire shall be governed in all respects by the substantive laws of the State of New York, without reference to its choice of law rules.

IN WITNESS WHEREOF, the undersigned, by authority duly given, has caused this Selling Securityholder Questionnaire to be executed and delivered either in person or by its duly authorized agent.

Dated:

Beneficial Owner

By:
Name:
Title:

PLEASE RETURN THE COMPLETED AND EXECUTED SELLING SECURITYHOLDER NOTICE AND QUESTIONNAIRE TO:

AMTRUST FINANCIAL SERVICES, INC.

59 MAIDEN LANE, 43RD FLOOR

NEW YORK, NY 10038

ATTN: STEPHEN UNGAR, GENERAL COUNSEL